UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): October 1, 2017

Premier, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-36092	35-2477140
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

13034 Ballantyne Corporate Place

Charlotte, NC 28277

(Address of Principal Executive Offices) (Zip Code)

(704) 357-0022

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

As previously disclosed, Premier, Inc.’s (the “Company”) consolidated subsidiary, Premier Healthcare Alliance L.P. (“Premier LP”), entered into GPO participation agreements (“GPO Agreements”) with certain member owners existing immediately prior to the Company’s initial public offering on October 1, 2013. These GPO Agreements are generally for an initial five-year term, expiring September 30, 2018, and automatically renewed for a successive five-year period, except where the member owner provided notification to Premier LP prior to September 30, 2017 indicating that such member owner was unable to allow the GPO Agreement to automatically renew or desired to terminate the GPO Agreement effective upon the expiration of the then-current term. As of October 1, 2017, approximately 93% of the Company’s fiscal 2017 net administrative fees revenue associated with existing and ongoing member owners is subject to GPO Agreements that have been extended, renewed or initially had terms longer than five-years. GPO Agreements that have been extended or renewed have the same or similar economic terms as the original GPO Agreements.

The remaining member owners provided timely notices to prevent automatic renewal of their GPO Agreements. The Company is engaged with these member owners as they proceed with their internal processes that require additional time or evaluation. The Company believes that the vast majority of these member owners will renew or extend their GPO Agreements prior to October 1, 2018.

Additional information regarding the Company’s GPO Agreements is available in the Company’s filings with the Securities and Exchange Commission.

Forward-Looking Statements

Matters discussed in this Current Report on Form 8-K that are not statements of historical or current facts, are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements may involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of Premier to be materially different from historical results or from any future results or projections expressed or implied by such forward-looking statements. Accordingly, readers should not place undue reliance on any forward looking statements. In addition to statements that explicitly describe such risks and uncertainties, readers are urged to consider statements in the conditional or future tenses or that include terms such as “believes,” “belief,” “expects,” “estimates,” “intends,” “anticipates” or “plans” to be uncertain and forward-looking. Forward-looking statements may include comments as to Premier’s beliefs and expectations as to future events and trends affecting its business and are necessarily subject to uncertainties, many of which are outside Premier’s control. More information on potential factors that could affect Premier’s financial results is included from time to time in the “Forward Looking Statements,” “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of Premier’s periodic and current filings with the SEC and available on Premier’s website at investors.premierinc.com. Forward looking statements speak only as of the date they are made. Premier undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise that occur after that date.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Premier, Inc.

By:	/s/ Susan D. DeVore
	Name:	Susan D. DeVore
	Title:	President and Chief Executive Officer

Date: October 3, 2017